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                                                                  EXHIBIT 99.5


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                                        THE WESTERN COMPANY OF NORTH AMERICA

                                   SPECIAL MEETING OF STOCKHOLDERS, APRIL 13, 1995
P
                        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WESTERN.
R
     The undersigned having received the notice and accompanying Proxy Statement for said meeting hereby constitutes and
O    appoints Sheldon R. Erickson, William J. Johnson and Graham L. Adelman, and each of them, his true and lawful agents and proxies with power of substitution and resubstitution in each, to represent and vote at the Special Meeting scheduled to be
X    held on April 13, 1995 or at any adjournment or postponement thereof on all matters coming before said meeting, all shares of THE WESTERN COMPANY OF NORTH AMERICA ("Western") which the undersigned may be entitled to vote.  The above proxies are
Y    hereby instructed to vote as shown on the reverse side of this card.

                                                 (continued on reverse side)
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                                             THE WESTERN COMPANY OF NORTH AMERICA

                             PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

            THE BOARD OF DIRECTORS OF WESTERN UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL (1).
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     (1)    Approval of Agreement and Plan of Merger     FOR  / /   AGAINST  / /   ABSTAIN  / /
R    (2)    The proxies are authorized to vote in their discretion upon other matters as may properly come before the meeting or any adjournments or postponements thereof.
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            YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ABOVE, BUT YOU NEED NOT MARK ANY
X           BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.  THE PROXIES CANNOT VOTE
            YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.
Y
                                                                     NOTE: Please sign exactly as name appears hereon. For joint accounts both owners should sign. For corporations, duly
                                                                     authorized officer must sign and show full corporate name. When signing as executor, administrator, attorney, trustee or
                                                                     guardian, etc. please sign your full title.

                                                                     Dated                                                   , 1995
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                                                                     Signature

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                                                                     Signature

     This proxy when properly executed will be voted in the manner directed herein by the above signed stockholder of Common
     Stock.  If no direction is made, this proxy will be voted FOR Proposal (1).

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